FAIR VALUE MEASUREMENT (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Carrying value as of January 1	$ 2,607	$ 13,740
Contingent consideration due to new acquisitions	3,585	954
Deconsolidation of subsidiaries’	(1,842)	(3,981)
Repayment of contingent consideration	(1,280)	(7,337)
Exchange differences	21	(521)
Net changes in fair value	507	(248)
Carrying value as of December 31	$ 3,598	$ 2,607